UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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DTF Tax-Free Income Inc.

Duff & Phelps Utility and Corporate Bond Trust Inc.

(Names of Co-Registrants as Specified In Their Charters)

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SEC 1913 (01-07)

DTF TAX-FREE INCOME INC.

and

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

200 S. Wacker Drive, Suite 500

Chicago, Illinois 60606

(800) 338-8214

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

MAY 6, 2010

The annual meeting of shareholders of each of DTF Tax-Free Income Inc. (“DTF”) and Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC” and collectively with DTF, the “Funds”) will be held jointly at the offices of Duff & Phelps Investment Management Co., 200 S. Wacker Drive, Suite 500, Chicago, Illinois, on Thursday, May 6, 2010 at 8:00 a.m., Central Time, to:

1.	Elect directors of each Fund in the following manner:

a.	Elect Robert J. Genetski, Philip R. McLoughlin and Nathan I. Partain as directors of DTF by the holders of DTF’s common and preferred stock, voting together as a single class; and

b.	Elect Robert J. Genetski, Philip R. McLoughlin and Nathan I. Partain as directors of DUC by the holders of DUC’s common and preferred stock, voting together as a single class; and

2.	Transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.

Shareholders of record at the close of business on March 15, 2010 are entitled to vote at the meeting.

For the Board of Directors of each of DTF and DUC,

T. BROOKS BEITTEL Secretary

March 31, 2010

SHAREHOLDERS, WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOUR VOTE IS VITAL. THE JOINT MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF FEWER THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, THE FUNDS WOULD ADJOURN THE MEETING AND CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO OBTAIN A QUORUM. TO AVOID THE EXPENSE OF AND THE POSSIBLE DELAY CREATED BY SUCH A SOLICITATION, PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

JOINT PROXY STATEMENT

The board of directors (the “Board”) of each of DTF Tax-Free Income Inc. (“DTF”) and Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC” and collectively with DTF, the “Funds”) is soliciting proxies from the shareholders of each Fund for use at the joint annual meeting of shareholders to be held on Thursday, May 6, 2010 and at any adjournment or postponement of that meeting. A proxy may be revoked at any time before it is voted, either by voting in person at the meeting or by written notice to the Fund or delivery of a later-dated proxy.

Shareholders of each Fund of record at the close of business on March 15, 2010 are entitled to notice of and to participate in the meeting. DTF had 8,507,456 shares of common stock and 1,300 shares of preferred stock outstanding on the record date. DUC had 27,227,808 shares of common stock and 3,800 shares of preferred stock outstanding on the record date. Each share of common or preferred stock outstanding on the record date entitles the holder thereof to one vote (with no cumulative voting permitted).

This proxy statement is first being mailed on or about March 31, 2010. The Funds will bear the cost of the joint annual meeting and this proxy solicitation.

The meeting is scheduled as a joint meeting of the respective shareholders of the Funds because the shareholders of each Fund are expected to consider and vote on similar matters. The boards of directors of the Funds have determined that the use of a joint proxy statement for the meeting is in the best interest of the shareholders of each Fund. In the event that any shareholder of a Fund present at the meeting objects to the holding of a joint meeting and moves for an adjournment of such Fund’s meeting to a time immediately after the meeting, so that such Fund’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Fund will vote separately on each of the proposals relating to their respective Fund, and an unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation by the other Fund of such proposal if the shareholders of such other Fund approve the proposal.

Summary of Proposals to be Voted Upon

Proposal	Affected Fund	Classes of Shares Entitled to Vote
1a. Election of DTF directors	DTF	DTF common stock and DTF preferred stock
1b. Election of DUC directors	DUC	DUC common stock and DUC preferred stock

The annual reports to shareholders of each Fund, which include financial statements of each Fund as of its 2009 fiscal year end, have previously been mailed to shareholders. Each Fund will furnish, without charge, a copy of such reports to shareholders who request them by contacting Princeton Administrators, LLC, the administrator of the Funds, by phone at (800) 543-6217 or by mail at 800 Scudders Mill Road, Section 1B, Plainsboro, NJ 08536.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on Thursday, May 6, 2010: The proxy statement for the 2010 joint annual meeting, the form of proxy card and each Fund’s annual report for the year ended December 31, 2009 are available at http://www.DTFfund.com/proxy in the case of DTF and at http://www.DUCfund.com/proxy in the case of DUC. You can obtain directions to the annual meeting by contacting the Funds’ administrator at (800) 543-6217 (toll-free) or at Karen.Kmiec@blackrock.com.

1. ELECTION OF DIRECTORS

The Board of each Fund is responsible for the overall management and operations of that Fund. As of the date of this joint proxy statement, the Board of each Fund is comprised of the same eleven directors. Directors of each Fund are divided into three classes and are elected to serve staggered three-year terms.

Francis E. Jeffries will be retiring as a director of the Funds when his term of office ends at the annual meeting of shareholders on May 6, 2010. Mr. Jeffries first began work as an analyst with the former Duff & Phelps Corporation in 1966 and rose to become its Chairman and Chief Executive Officer. He has been a director of DTF since it was first organized in 1991 and of DUC since it was first organized in 1993. He has also served as Chairman of the Board of each Fund from its date of inception to 2009. The Funds express their deepest appreciation for Mr. Jeffries’ dedicated service and distinguished leadership over the past decades and wish him well in his retirement. In addition, Connie K. Duckworth, who served as a director of the Funds from 2009 to 2010, resigned on January 15, 2010 in order to devote more time to the non-profit organization of which she is the founder and Chief Executive Officer—Arzu, Inc. (Arzu Studio Hope), which promotes economic independence and education among women in Afghanistan through the sale of the rugs they weave. The Funds also express their sincere appreciation to Ms. Duckworth for her dedicated and faithful service. Each Fund’s Board, on the recommendation of its nominating and governance committee, has decided to reduce the size of the Board from twelve to ten directors following the retirement of Mr. Jeffries and the resignation of Ms. Duckworth.

The persons named in the enclosed proxies intend to vote in favor of the election of the persons named below (unless otherwise instructed). Each of the nominees has consented to serve as a director, if elected. In case any of the nominees should become unavailable for election for any unforeseen reason, the persons designated in the proxies will have the right to vote for a substitute.

The Board of each of the Funds, including all of the independent directors, unanimously recommends a vote “FOR” the election of each of the nominees for director named below.

a. Nominees for DTF Directors

At the meeting, Robert J. Genetski, Philip R. McLoughlin and Nathan I. Partain are to be considered for election to serve as Class III directors of DTF until the annual meeting of shareholders in 2013 or until their respective successors are elected and qualified. A plurality of votes cast at the meeting by the holders of DTF common stock and DTF preferred stock, voting together as a single class, is required for election. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present at the meeting, but will not affect the determination of whether a director candidate has received a plurality of votes cast.

Assuming each of the DTF nominees is elected at the meeting, the terms of each class of the DTF Board will expire at the annual meetings of shareholders of DTF in the years indicated in the table below:

Class I Directors – 2011	Class II Directors – 2012	Class III Directors – 2013
Geraldine M. McNamara	Stewart E. Conner	Robert J. Genetski
Christian H. Poindexter	Nancy Lampton	Philip R. McLoughlin
Carl F. Pollard	Eileen A. Moran	Nathan I. Partain
David J. Vitale

b. Nominees for DUC Directors

At the meeting, Robert J. Genetski, Philip R. McLoughlin and Nathan I. Partain are to be considered for election to serve as Class II directors of DUC until the annual meeting of shareholders in 2013 or until their respective successors are elected and qualified. A plurality of votes cast at the meeting by the holders of DUC common stock and DUC preferred stock, voting together as a single class, is required for election. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present at the meeting, but will not affect the determination of whether a director candidate has received a plurality of votes cast.

Assuming each of the DUC nominees is elected at the meeting, the terms of each class of the DUC Board will expire at the annual meetings of shareholders of DUC in the years indicated in the table below:

Class I Directors – 2012	Class II Directors – 2013	Class III Directors – 2011
Stewart E. Conner	Robert J. Genetski	Geraldine M. McNamara
Nancy Lampton	Philip R. McLoughlin	Christian H. Poindexter
Eileen A. Moran	Nathan I. Partain	Carl F. Pollard
David J. Vitale

Biographical Information

Set forth below are the names and certain biographical information about the directors of the Funds. All of the directors are elected by the holders of each Fund’s common stock and preferred stock, voting as a single class, except for Ms. Lampton and Mr. Pollard, who are elected by the holders of each Fund’s preferred stock, voting as a separate class. All of the current directors of the Funds, with the exception of Mr. Partain, are classified as independent directors because none of them are “interested persons” of the Funds, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”). Mr. Partain is an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, by reason of his position as President and Chief Executive Officer of the Funds and President, Chief Investment Officer and an employee of Duff & Phelps Investment Management Co., the Funds’ investment adviser (the “Adviser”). The term “Fund Complex” refers to the Funds and all other investment companies advised by affiliates of Virtus Investment Partners, Inc. (“Virtus”).

Name, Address and Age	Positions Held with Funds	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios In Fund Complex Overseen By Director	Other Directorships Held by the Director During Past 5 Years
Nominees—Independent Directors

Robert J. Genetski(2) c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 67	Director	Nominee for a term expiring in 2013; Director since May 2009	President, Robert Genetski & Associates, Inc. (economic and financial consulting firm) since 1991; Senior Managing Director, Chicago Capital Inc. (financial services firm) 1995-2001; former Senior Vice President and Chief Economist, Harris Trust & Savings Bank	3	Director, Midwest Banc Holdings, Inc.

Name, Address and Age	Positions Held with Funds	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios In Fund Complex Overseen By Director	Other Directorships Held by the Director During Past 5 Years
	Dr. Genetski has a Ph.D. in economics from New York University and has taught at the University of Chicago Graduate School of Business and New York University. He is also the author of several books and a regular contributor to the Nikkei Financial Daily. He has spent his entire 36-year career in the financial services industry, including 17 years at Harris Trust & Savings Bank, where he served as Chief Economist. He currently also serves as a director of Midwest Banc Holdings, Inc. During his career, Dr. Genetski has overseen investment research and asset management operations, an experience that is relevant to the oversight of the Funds. In addition, his professional qualifications as an economist and his understanding of monetary policy equip him to offer further insights to the Board.

Philip R McLoughlin(2) c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 63	Director	Nominee for a term expiring in 2013; Director since July 1996	Managing Director, Seacap Partners LLC (strategic advisory firm) since February 2009; Partner, CrossPond Partners, LLC (investment management consultant) 2006-2008; Consultant to Phoenix Investment Partners, Ltd. (“PXP”), 2002-2004; Chief Executive Officer of PXP, 1995-2002 (Chairman 1997-2002, Director 1995-2002); Executive Vice President and Chief Investment Officer, The Phoenix Companies, Inc. 2000-2002	49	Director, The World Trust Fund (closed-end fund); Director, Argo Group International Holdings, Ltd. (insurance holding company, formerly known as PXRE Group Ltd.) 1999-2009

	Mr. McLoughlin has over 38 years of experience in the asset management industry. He is the former Chairman and Chief Executive Officer of PXP (a predecessor of Virtus) and a former Chief Investment Officer of The Phoenix Companies, Inc. During his tenure in those positions, PXP offered over 40 mutual funds, wrap programs, individually managed accounts and institutional investment management services for endowments, insurance companies and multi-employer retirement funds. Mr. McLoughlin brings to the Board an understanding of asset management and mutual fund operations and strategy.

Name, Address and Age	Positions Held with Funds	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios In Fund Complex Overseen By Director	Other Directorships Held by the Director During Past 5 Years
Nominees—Interested Director

Nathan I. Partain, CFA Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 53	President, Chief Executive Officer and Director	Nominee for a term expiring in 2013; Director since May 2007	President and Chief Executive Officer of the Funds since 2004; President and Chief Executive Officer of DNP Select Income Fund Inc. (“DNP”) since February 2001 (Chief Investment Officer since April 1998; Executive Vice President, April 1998-February 2001; Senior Vice President, January 1997-April 1998); President and Chief Investment Officer of the Adviser since April 2005 (Executive Vice President 1997-2005); Director of Utility Research, Duff & Phelps Investment Research Co. 1989-1996 (Director of Equity Research, 1993-1996 and Director of Fixed Income Research, 1993)	3	Director, Otter Tail Corporation (manages diversified operations in the electric, plastics, manufacturing, health services, food ingredient processing and other business operations sectors)

	Mr. Partain joined the Duff & Phelps organization in 1987 and has since served in positions of increasing responsibility, becoming successively Chief Investment Officer of DNP, President and Chief Executive Officer of DNP, President and Chief Executive Officer of the Funds and President of the Adviser. He also has public company board experience, having served for over 16 years as a director of Otter Tail Corporation (a holding company that manages diversified operations in the electric, plastics, manufacturing, health services, food ingredient processing and other business operations sectors). Mr. Partain’s role as the Chief Executive Officer of the Funds and the Adviser, combined with his additional board experience, make him a valued member of the Board.

Name, Address and Age	Positions Held with Funds	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios In Fund Complex Overseen By Director	Other Directorships Held by the Director During Past 5 Years
Continuing Directors—Independent Directors

Stewart E. Conner(3) c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 68	Director	Director since May 2009. Term expires 2012	Attorney, Wyatt Tarrant & Combs LLP since 1966 (Chairman, Executive Committee 2000-2004, Managing Partner 1988-2000)	3

	Mr. Conner has been a lawyer specializing in corporate law, corporate finance, mergers and acquisitions, securities law and related areas for over 43 years. In addition to the leadership skills gained during his 16 years as managing partner and chairman of the executive committee of a large law firm (Wyatt, Tarrant & Combs LLP), his experience in working with public companies and boards of directors of public companies provide additional business insight.

Nancy Lampton(1)(4) c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 67	Director and Vice Chairman of the Board	Director since May 2005. Term expires 2012	Vice Chairman of the Board of the Funds since May 2007, Vice Chairman of the Board of DNP since February 2006; Chairman and Chief Executive Officer, Hardscuffle Inc. (insurance holding company) since January 2000; Chairman and Chief Executive Officer, American Life and Accident Insurance Company of Kentucky since 1971	3	Director, Constellation Energy Group, Inc. (public utility holding company); Strategic Advisory Council Member, Lightbridge Corporation (designer of non-proliferative fuel for nuclear energy needs)

	Ms. Lampton has been the Chairman and Chief Executive Officer of American Life and Accident Insurance Company of Kentucky for over 38 years, giving her extensive management and business experience. For over 15 years, she has been a director of Constellation Energy Group, Inc. (“CEG”), an electric and natural gas utility holding company, giving her insight into the specific industries in which DUC invests. Ms. Lampton also has specialized knowledge of nuclear power issues that are relevant to DUC, since she serves on the Nuclear Power Committee of the CEG Board and the Strategic Advisory Council of Lightbridge Corporation, a designer of non-proliferative fuel for nuclear energy needs.

Name, Address and Age	Positions Held with Funds	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios In Fund Complex Overseen By Director	Other Directorships Held by the Director During Past 5 Years
Geraldine M. McNamara(4) c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 58	Director	Director since May 2003. Term expires 2011	Private investor since July 2006; Managing Director, U.S. Trust Company of New York 1982-July 2006	49

	Ms. McNamara was an executive at U.S. Trust Company of New York for 24 years, where she rose to the position of Managing Director. Her responsibilities at U.S. Trust included the oversight of U.S. Trust’s personal banking business. In addition to her managerial and banking experience, Ms. McNamara’s decades of advising individuals on their personal financial management has given her an enhanced understanding of the goals and expectations that individual investors bring to the Funds—an important perspective for a member of an investment company Board.

Eileen A. Moran(1)(3) c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 55	Director	Director since August 1996. Term expires 2012	President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) since 1990	3

	Ms. Moran has over 26 years of experience in investment management. As President and Chief Executive Officer of PSEG Resources, L.L.C., she oversees the management of a $7 billion portfolio of assets. PSEG Resources is an investment affiliate of a family of companies that provide transmission and distribution of electric energy and natural gas in the Northeast and Mid-Atlantic regions of the United States. Because PSEG Resources invests a significant portion of its assets in the electric and gas utility industry, Ms. Moran provides the Board with insight into the specific industries in which DUC invests.

Christian H. Poindexter(4) c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 71	Director	Director since May 2008. Term expires 2011	Retired Executive Committee Chairman, Constellation Energy Group, Inc. (public utility holding company) since March 2003 (Executive Committee Chairman, July 2002-March 2003;	3	Director, The Baltimore Life Insurance Company

Name, Address and Age	Positions Held with Funds	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios In Fund Complex Overseen By Director	Other Directorships Held by the Director During Past 5 Years
			Chairman of the Board, April 1999-July 2002; Chief Executive Officer, April 1999-October 2001; President, April 1999-October 2000) Chairman, Baltimore Gas and Electric Company, January 1993-July 2002 (Chief Executive Officer January 1993-July 2000; President, March 1998-October 2000; Director, 1988-2003)

	Mr. Poindexter is the retired Chairman and Chief Executive Officer of CEG. He held positions with CEG and its predecessor, Baltimore Gas and Electric Company, for 27 years, making him knowledgeable about the public utility industries in which DUC invests. He also has specific experience relating to investment management, since he previously served as Chairman of the Investment Committee of the U.S. Naval Academy Foundation. Having served as the Chairman and CEO of a public company, Mr. Poindexter has extensive experience with corporate governance, financial and accounting matters, evaluating financial results and overseeing both the operations and the financial reporting process of a large corporation.

Carl F. Pollard(1)(2) c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 71	Director	Director since May 2006. Term expires 2011	Owner, Hermitage Farm L.L.C. (thoroughbred breeding) since January 1995; Chairman, Columbia Healthcare Corporation 1993-1994; Chairman and Chief Executive Officer, Galen Health Care, Inc. March-August 1993; President and Chief Operating Officer, Humana Inc. 1991-1993 (previously Senior Executive Vice President, Executive Vice President and Chief Financial Officer)	3	Chairman of the Board and Director, Churchill Downs Incorporated

Name, Address and Age	Positions Held with Funds	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios In Fund Complex Overseen By Director	Other Directorships Held by the Director During Past 5 Years
	Mr. Pollard was a senior executive for over 25 years with Humana, Inc. and the successor businesses to Humana’s hospital business. He began his career at Humana as Chief Financial Officer in 1969, rising to become President of the hospital division and ultimately President and Chief Operating Officer of Humana, Inc. In 1993 he became Chairman and Chief Executive Officer of Galen Health Care, Inc. (the spinoff of Humana’s hospital division) and when Galen Health Care merged later that year with Columbia Hospital Corporation, he became Chairman of the Board of the combined company, Columbia Healthcare Corporation. Mr. Pollard is also the Chairman of the Board of Churchill Downs Incorporated. Mr. Pollard’s positions have provided him with extensive experience with financial and accounting matters, evaluating financial results and overseeing both the operations and the financial reporting process of a large corporation.

David J. Vitale(1) c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 63	Director and Chairman of the Board	Director since May 2005. Term expires 2012	Chairman of the Board of the Funds and DNP since May 2009; Private investor since December 2008; Senior Advisor to the CEO, Chicago Public Schools, April 2007-December 2008 (Chief Administrative Officer, April 2003-April 2007); Private investor November 2002-April 2003; President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. March 2001-November 2002; Private investor 1999-2001; Vice Chairman and Director, Bank One Corporation, 1998-1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago, 1995-1998; Vice Chairman, First Chicago Corporation and	3	Director, UAL Corporation (airline holding company), Alion Science and Technology Corporation, ISO New England Inc. (not for profit independent system operator of New England’s electricity supply), Ariel Capital Management, LLC and Wheels, Inc. (automobile fleet management)

Name, Address and Age	Positions Held with Funds	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios In Fund Complex Overseen By Director	Other Directorships Held by the Director During Past 5 Years
The First National Bank of Chicago, 1993-1998 (Director, 1992-1998; Executive Vice President, 1986-1993)

Mr. Vitale has had many years of service as an executive in both the private and public sector. He began his career at The First National Bank of Chicago, spending 31 years in the service of the bank and its parent companies, and rose to become Vice Chairman of the Board of Bank One Corporation, with overall responsibility for the bank’s commercial banking business in the United States and international markets. He has subsequently served as President and Chief Executive Officer of the Board of Trade of the City of Chicago, Inc. and Chief Administrative Officer of the Chicago Public Schools. In addition to being a director of UAL Corporation (the holding company whose primary subsidiary is United Airlines), Mr. Vitale holds two directorships that are directly relevant to the business of the Funds: he is a director and vice chairman of ISO New England Inc. (the not for profit independent system operator of New England’s electricity supply) and a director of Ariel Capital Management, LLC (a registered investment adviser). Mr. Vitale’s knowledge of financial matters, capital markets, investment management and the utilities industry make him well qualified to serve as Chairman of the Board.

(1)	Member of the executive committee of the Board, which has authority, with certain exceptions, to exercise the powers of the Board between Board meetings.
(2)

Member of the audit committee of the Board, which makes recommendations regarding the selection of the Funds’ independent registered public accounting firm and meets with representatives of that accounting firm to determine the scope of and review the results of each audit.

(3)

Member of the contracts committee of the Board, which makes recommendations regarding the Funds’ contractual arrangements for investment management and administrative services, including the terms and conditions of such contracts.

(4)

Member of the nominating and governance committee of the Board, which selects nominees for election as directors, recommends individuals to be appointed by the Board as officers of the Funds and members of Board committees and makes recommendations regarding other Fund governance and Board administration matters.

During DTF’s fiscal year ended October 31, 2009, the DTF Board held four meetings and acted twice by unanimous written consent, the DTF audit committee met twice, the DTF nominating and governance committee met three times, the DTF contracts committee met twice and the executive committee did not meet. During DUC’s fiscal year ended December 31, 2009, the DUC Board held four meetings and acted once by unanimous written consent, the DUC audit committee met twice, the DUC nominating and governance committee met four times, the DUC contracts committee met twice and the executive committee did not meet, but acted by unanimous written consent twice. Each director attended at least 75% in the aggregate of the meetings of the Board and of the committees on which he or she served.

Board Leadership Structure

The Board believes that the most appropriate leadership structure for the Funds is for the Chairman of the Board to be an independent director, in order to provide strong, independent oversight of each Fund’s management and affairs, including each Fund’s risk management function. Accordingly, while the Chief Executive Officer of the Funds will generally be a member of the Board, he or she will not normally be eligible to serve as Chairman of the Board. The independent Chairman of the Board presides at meetings of the shareholders, meetings of the Board and meetings of independent directors. In addition, the independent Chairman of the Board takes part in the meetings and deliberations of all committees of the Board, facilitates communication among directors and communication between the Board and the Funds’ management and is available for consultation with the Funds’ management between Board meetings.

Officers of the Funds

The officers of the Funds are elected at the annual meeting of the Board held in connection with the annual meeting of shareholders. The officers receive no compensation from the Funds, but are also officers of the Funds’ investment adviser or the Funds’ administrator and receive compensation in such capacities. Information about Nathan I. Partain, the President and Chief Executive Officer of the Funds, is provided above under the caption “Nominee—Interested Director.”

Name, Address and Age	Position(s) Held with Funds and Length of Time Served	Principal Occupation(s) During Past 5 Years
T. Brooks Beittel, CFA Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 59	Secretary of the Funds since May 2005	Executive Vice President and Assistant Chief Investment Officer of the Adviser since 2008 (Senior Vice President 1993-2008, Vice President 1987-1993); Secretary and Senior Vice President of DNP since January 1995 (Treasurer January 1995-September 2002)

Timothy M. Heaney, CFA. Virtus Investment Advisers, Inc. 100 Pearl Street Hartford, CT 06103 Age: 45	Chief Investment Officer of DTF since 2004 (Vice President since 1997; Portfolio Manager 1997-2004)	Senior Vice President of the Adviser since 2004 (Vice President 1997-2004); Senior Managing Director, Fixed Income, Virtus Investment Advisers, Inc. (f/k/a Phoenix Investment Counsel, Inc.) since 2006 (Managing Director, Fixed Income 1997-2006; Director, Fixed Income Research 1996-1997; Investment Analyst, 1992-1996)

Lisa H. Leonard Virtus Investment Advisers, Inc. 100 Pearl Street Hartford, CT 06103 Age: 46	Vice President of DTF since 2006	Vice President of the Adviser since 2006; Portfolio Manager, Virtus Investment Advisers, Inc. (f/k/a Phoenix Investment Counsel, Inc.) since 1998 (Director, Investment Operations 1994-1998, Fixed Income Trader 1987-1993)

Alan M. Meder, CFA, CPA Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 50	Treasurer of the Funds since 2000; Principal Financial and Accounting Officer and Assistant Secretary of the Funds since 2002	Senior Vice President of the Adviser since 1994

Daniel J. Petrisko, CFA Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 49	Chief Investment Officer of DUC since 2004 (Vice President since 2000; Portfolio Manager 2002-2004)	Senior Vice President of the Adviser since 1997 (Vice President 1995-1997)

Name, Address and Age	Position(s) Held with Funds and Length of Time Served	Principal Occupation(s) During Past 5 Years
Joyce B. Riegel Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 55	Chief Compliance Officer of the Funds since 2003	Senior Vice President and Chief Compliance Officer of the Adviser since 2004 (Vice President and Chief Compliance Officer 2002-2004); Chief Compliance Officer of DNP since 2004; Vice President and Chief Compliance Officer, Stein Roe Investment Counsel LLC 2001-2002

The following table provides certain information relating to the equity securities beneficially owned by each director or director nominee as of December 31, 2009, (i) in DTF, (ii) in DUC and (iii) on an aggregate basis, in the family of investment companies consisting of DTF, DUC and DNP, in each case based on information provided to the Funds, including information furnished by the Funds’ service providers.

	Dollar Range of Equity Securities Owned in		Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Name of Director	DTF	DUC
Independent Directors
Stewart E. Conner	$10,001–$50,000	$10,001–$50,000	$50,001–$100,000
Robert J. Genetski	None	None	Over $100,000
Nancy Lampton	$10,001–$50,000	$10,001–$50,000	Over $100,000
Philip R. McLoughlin	$1–$10,000	$1–$10,000	$10,001–$50,000
Geraldine M. McNamara	$10,001–$50,000	$10,001–$50,000	$50,001–$100,000
Eileen A. Moran	$1–$10,000	$10,001–$50,000	$10,001–$50,000
Christian H. Poindexter	$50,001–$100,000	$50,001–$100,000	Over $100,000
Carl F. Pollard	Over $100,000	Over $100,000	Over $100,000
David J. Vitale	None	None	$10,001–$50,000

Interested Director
Nathan I. Partain	None	None	Over $100,000

Based on information provided to the Funds, including information furnished by the Funds’ service providers, as of December 31, 2009, none of the independent directors, or their immediate family members, owned any securities of the Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser.

The following table shows the compensation paid to the Funds’ directors with respect to each Fund’s fiscal year ending in 2009 for service on the board of directors of the Funds and on the boards of directors of other investment companies in the same Fund Complex as the Funds:

Compensation Table(1)

Name of Director	Aggregate Compensation from DTF (2)	Aggregate Compensation from DUC	Total Compensation From Fund and Fund Complex Paid to Directors(3)
Independent Directors
Stewart E. Conner	$3,562	$9,843	$69,126
Robert J. Genetski	3,748	9,855	63,126
Nancy Lampton	17,354	25,961	96,000
Philip R. McLoughlin	11,039	18,437	313,951
Geraldine M. McNamara	18,354	25,461	217,450
Eileen A. Moran	16,169	22,801	88,500
Christian H. Poindexter	17,169	21,837	86,500
Carl F. Pollard	18,854	26,813	104,750
David J. Vitale	17,825	26,937	116,918

Interested Director
Nathan I. Partain	0	0	0

(1)

Because each director of the Funds also serves as a director of DNP, directors receive a single set of fees as remuneration for their service to all three funds, effective as of July 1, 2009: (i) each director not affiliated with the Adviser receives a retainer fee of $55,000 per year; (ii) the chairpersons of the audit committee, contracts committee and nominating and governance committee each receive an additional retainer fee of $8,000 per year; (iii) the Chairman of the Board receives an additional retainer fee of $50,000 per year; (iv) each director not affiliated with the Adviser who attends a Board meeting in person receives a fee of $3,000 for such attendance (for no more than four meetings per year); (v) each committee member who attends a committee meeting in person receives a fee of $3,000 for such attendance (for no more than two meetings per year); and (vi) each director who attends the Funds’ annual education program in person receives a fee of $2,000 for such attendance (for no more than one such program per year). Directors and officers affiliated with the Adviser receive no compensation from the Funds for their services as such. In addition to the amounts shown in the table above, all directors and officers who are not interested persons of either Fund, the Adviser or the Administrator (as defined below) are reimbursed for the expenses incurred by them in connection with their attendance at a meeting of the Board or a committee of the Board. The Funds do not have a pension or retirement plan applicable to its directors or officers.

(2)	The amounts shown are for DTF’s fiscal year ended October 31, 2009.

(3)

The amounts shown reflect the total aggregate compensation received by each director from the Fund Complex for the calendar year ended December 31, 2009. Please refer to the table on pages 3 to 10 for the number of investment companies in the Fund Complex overseen by each director.

OTHER BUSINESS

Management is not aware of any other matters that will come before the meeting. If any other business should come before the meeting, however, your proxy, if signed and returned, will give discretionary authority to the persons designated in it to vote according to their best judgment.

OTHER INFORMATION

The Adviser. Duff & Phelps Investment Management Co. acts as investment adviser for each Fund. The address of the Adviser is 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606. The Adviser (together with its predecessor) has been in the investment advisory business for more than 75 years and, as of December 31, 2009, had approximately $6.5 billion in client accounts under discretionary management. The Adviser is a wholly-owned indirect subsidiary of Virtus Investment Partners, Inc., a public company whose common stock is traded on the NASDAQ Global Market under the trading symbol “VRTS.” Virtus was a subsidiary of The Phoenix Companies, Inc. (“Phoenix”) until December 31, 2008, when it was spun-off by Phoenix to its shareholders.

The Administrator. Princeton Administrators, LLC serves as the Funds’ administrator (the “Administrator”). It is an indirect wholly-owned subsidiary of BlackRock, Inc. The Administrator’s principal address is 800 Scudders Mill Road, Section 1B, Plainsboro, NJ 08536.

Shareholders. The following table shows shares of common stock of the Funds as to which each director and director nominee, and all directors and executive officers of the Fund as a group, had or shared power over voting or disposition at December 31, 2009. The directors, director nominees and executive officers of the Funds owned no shares of DTF’s remarketed preferred stock or DUC’s auction preferred stock. Shares are held with sole power over voting and disposition except as noted. The shares of common stock held by each of the persons listed below and by all directors and executive officers as a group represented less than 1% of the outstanding common stock of each Fund.

	Shares of DTF common stock	Shares of DUC common stock
Stewart E. Conner	1,000	1,000
Robert J. Genetski	None	None
Nancy Lampton	1,000	1,000
Philip R. McLoughlin	456	258
Geraldine M. McNamara	2,064	2,096
Eileen A. Moran	650	1,000
Nathan I. Partain(1)(2)	6,708	3,270
Christian H. Poindexter	4,086	5,069
Carl F. Pollard	10,000	10,000
David J. Vitale	None	None
Directors and officers as a group (16 persons)(1)(2)	28,745	26,093

(1)

Mr. Partain disclaims beneficial ownership of 6,708 of the DTF shares listed and 3,270 of the DUC shares listed. The directors and officers in the aggregate disclaim beneficial ownership of 6,708 of the DTF shares listed and 3,270 of the DUC shares listed as owned by the directors and executive officers as a group.

(2)

Mr. Partain and Mr. Poindexter have shared power to vote 6,708 and 4,086, respectively, of the DTF shares listed and 3,270 and 5,069 of the DUC shares listed. The directors and executive officers in the aggregate had shared power to vote and/or dispose of 14,277, in the aggregate, of the DTF shares and 7,756, in the aggregate, of the DUC shares listed as owned by the directors and executive officers as a group.

To the Funds’ knowledge, the only persons (including any “group” as that term is used in Section 13(d)(3) of the 1934 Act) who beneficially own more than 5% of any class of either Fund’s voting securities (as determined in accordance with Rule 13d-3 under the 1934 Act) are the persons identified in the following table. The information in this table is based on information provided in Schedule 13G filings made with the Securities and Exchange Commission by each of the persons listed. Shares are held with sole power over voting and disposition except as noted.

Name of beneficial owner	DTF common stock		DTF preferred stock		DUC common stock
	Shares beneficially owned	Percentage of class	Shares beneficially owned	Percentage of class	Shares beneficially owned	Percentage of class
Wells Fargo and Company(1) 420 Montgomery Street San Francisco, CA 94104	549,591	6.46%	—	—	—	—

Karpus Management, Inc., d/b/a Karpus Investment Management(2) 183 Sully’s Trail Pittsford, NY 14534	1,503,230	17.68%	—	—	—	—

Bank of America Corporation(3) Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255	—	—	833	64.1%	—	—

First Trust Portfolios L.P.(4) 120 East Liberty Drive Suite 400 Wheaton, IL 60187	—	—	—	—	1,541,032	5.7%

(1)

Based on a Schedule 13G filed by Wells Fargo & Company on its own behalf and on behalf of Tattersall Advisory Group, Inc., Wells Fargo Bank, N.A., Wells Fargo Advisors, LLC., Wells Fargo Delaware Trust Company, National Association and Wachovia Bank, National on January 20, 2010. The allocation of share ownership among these joint filers is set forth in their Schedule 13G filing.

(2)	Based on a Schedule 13G filed by Karpus Management, Inc., d/b/a Karpus Investment Management on February 5, 2010.

(3)

Based on a Schedule 13G filed jointly by Bank of America Corporation, Merrill Lynch, Pierce, Fenner & Smith, Inc., Bank of America, N.A. and Blue Ridge Investments, L.L.C. on March 12, 2010. These entities reported shared voting and dispositive power. The allocation of share ownership among these joint filers is set forth in their Schedule 13G filing.

(4)

Based on a Schedule 13G filed jointly by First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation on February 5, 2010. These entities reported shared voting and dispositive power. The allocation of share ownership among these joint filers is set forth in their Schedule 13G filing.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the 1934 Act requires the Funds’ officers and directors, and persons who own more than 10% of a registered class of either Fund’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish the applicable Fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of Section 16(a) forms furnished to the Funds, or written representations that no Forms 5 were required, the Funds believe that during 2009 all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

Report of the Audit Committee. The audit committee of each Fund is composed of the same three directors and acts under a written charter that was most recently amended on August 13, 2009. A copy of the audit committee charter is available on each Fund’s website at www.DTFfund.com and www.DUCfund.com and in print to any shareholder who requests it. Each of the members of the audit committee is independent as defined in the listing standards of the New York Stock Exchange. In connection with the audit of each Fund’s 2009 audited financial statements, the audit committee: (1) reviewed and discussed the Fund’s 2009 audited financial statements with management, (2) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, (3) received and reviewed the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and (4) discussed with the independent accountant its independence from the Fund and its management. Based on the foregoing reviews and discussions, the audit committee recommended to the board of directors that each Fund’s audited financial statements be included in the Fund’s Annual Report to Shareholders for filing with the Securities and Exchange Commission.

The Audit Committee

Carl F. Pollard, Chairman

Robert J. Genetski

Philip R. McLoughlin

Risk Oversight. The audit committee charter provides that the audit committee is responsible for discussing with management the guidelines and policies that govern the process by which management assesses and manages each Fund’s major financial risk exposures. The contracts committee charter provides that in assessing whether each Fund’s investment advisory agreement and administration agreement should be continued, the contracts committee is to give careful consideration to the risk oversight policies of the Adviser and the Administrator, respectively. In addition, the audit committee and the full Board receive periodic reports on enterprise risk management from the chief risk officer of the Adviser.

Independent Registered Public Accounting Firm. The 1940 Act requires that each Fund’s independent registered public accounting firm be selected by the vote, cast in person, of a majority of the members of the Board who are not interested persons of the Fund. In addition, the listing standards of the New York Stock Exchange vest the audit committee, in its capacity as a committee of the Board, with responsibility for the appointment, compensation, retention and oversight of the work of each Fund’s independent registered public accounting firm. In accordance with the foregoing provisions, the firm of Ernst & Young LLP (“Ernst & Young”), which has served as each Fund’s independent public accountants since each Fund’s inception, has been selected as independent registered public accounting firm of each Fund to perform the audit of the financial books and records of DTF for the year ending October 31, 2010 and the financial books and records of DUC for the year ending December 31, 2010. A representative of Ernst & Young is expected to be present at the meeting of shareholders and will be available to respond to appropriate questions and have an opportunity to make a statement if the representative so desires.

Audit and Non-Audit Fees. The following table sets forth the aggregate audit and non-audit fees billed to each Fund for each of the last two fiscal years for professional services rendered by the Fund’s principal accountant.

	DTF		DUC
	Fiscal year ended October 31, 2009	Fiscal year ended October 31, 2008	Fiscal year ended December 31, 2009	Fiscal year ended December 31, 2008
Audit Fees(1)	$47,000	$46,000	$49,000	$48,000
Audit-Related Fees(2)(6)	3,400	3,300	3,400	3,300
Tax Fees(3)(6)	4,900	4,800	4,900	4,800
All Other Fees(4)(6)	0	0	0	0
Aggregate Non-Audit Fees(5)(6)	8,300	8,100	8,300	8,100

(1)

Audit Fees are fees billed for professional services rendered by each Fund’s principal accountant for the audit of the Fund’s annual financial statements and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)

Audit-Related Fees are fees billed for assurance and related services by each Fund’s principal accountant that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under the caption “Audit Fees.” In both years shown in the table, such services related to the performance of periodic agreed-upon procedures relating to the Fund’s leverage.

(3)

Tax Fees are fees billed for professional services rendered by each Fund’s principal accountant for tax compliance, tax advice and tax planning. In both years shown in the table, such services consisted of preparation of the registrant’s annual federal and state income tax returns and excise tax returns.

(4)

All Other Fees are fees billed for products and services provided by each Fund’s principal accountant, other than the services reported under the captions “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

(5)

Aggregate Non-Audit Fees are fees billed by each Fund’s accountant for services rendered to the Fund, the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund. During both years shown in the table, no portion of such fees related to services rendered by each Fund’s accountant to the Adviser or to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund.

(6)

No portion of these fees was approved by the audit committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the 1934 Act and applicable regulations.

Pre-Approval of Audit and Non-Audit Services. Each engagement of each Fund’s independent registered public accounting firm to render audit or non-audit services to the Fund is either (i) pre-approved by the Fund’s audit committee or the chairman of the audit committee, to whom the committee has delegated the authority to grant such pre-approvals between scheduled meetings of the committee, or (ii) entered into pursuant to pre-approval policies and procedures established by the audit committee. A copy of the audit committee’s pre-approval policies and procedures is attached as Exhibit A to this proxy statement. Each Fund’s audit committee is also required to pre-approve its accountant’s engagements for non-audit services rendered to the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. In deciding whether to grant pre-approval for such non-audit services, the audit committee or the chairman of the audit committee, as the case may be, considers whether the provision of such non-audit services is compatible with maintaining the independence of the Fund’s accountants.

Nomination of Directors. The nominating and governance committee is composed of three directors and acts under a written charter that was most recently amended on February 17, 2009. A copy of the charter is available on each Fund’s website at www.DTFfund.com and www.DUCfund.com and in print to any shareholder who requests it. None of the members of the nominating and governance committee are “interested persons” of the Funds as defined in section 2(a)(19) of the 1940 Act. In identifying potential director nominees, the nominating and governance committee considers candidates recommended by one or more of the following sources: the Funds’ current directors, the Funds’ officers, the Funds’ shareholders and any other source the committee deems appropriate. The committee may, but is not required to, retain a third-party search firm at the Funds’ expense to identify potential candidates. Shareholders wishing to recommend candidates to the nominating and governance committee should submit such recommendations to the Secretary of the Funds, who will forward the recommendations to the committee for consideration.

Diversity Policy. The goal of the Funds is to have a board of directors comprising individuals with a diversity of business, educational and life experiences (including, without limitation, with respect to accounting and finance, business and strategic judgment, investment management and financial markets, and knowledge of the industries in which the Funds invest) that will enable them to constructively review, advise and guide management of the Funds. The annual Board self-evaluation process includes consideration of whether the Board’s composition represents an appropriate balance of skills and diversity for the Funds’ needs. In evaluating potential director nominees, including nominees recommended by shareholders, the nominating and governance committee considers such qualifications and skills as it deems relevant but does not have any specific minimum qualifications that must be met by a nominee. The committee considers, among other things:

•	the extent to which the candidate’s business, educational and life experiences will add to the diversity of the Board;

•	whether the candidate will qualify as a director who is not an “interested person” of the Funds;

•	the absence of any real or apparent conflict of interest that would interfere with the candidate’s ability to act in the best interests of the Funds and their shareholders;

•	the contribution that the candidate can make to the Board by virtue of his or her education, business experience and financial expertise;

•	the interplay of the candidate’s skills and experience with the skills and experience of other Board members;

•	whether the candidate is willing to commit the time necessary to attend meetings and fulfill the responsibilities of a director; and

•	the candidate’s personality traits, including integrity, independence, leadership, sound business judgment and the ability to work effectively with the other members of the Board.

With respect to the renomination of incumbent directors, past service to the Board is also considered.

Communications with the Board by Shareholders and Other Interested Persons. The Board has adopted the following procedures for shareholders and other interested persons to send communications to the Board. Shareholders and other interested persons may mail written communications to the full Board, to committees of the Board or to specified individual directors in care of the Secretary of the Funds, 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606. All such communications received by the Secretary will be forwarded promptly to the full Board, the relevant Board committee or the specified individual directors, as applicable, except that the Secretary may, in good faith, determine that a communication should not be so forwarded if it does not reasonably relate to the Funds or their operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Funds or is purely ministerial in nature. Each of the Funds’ directors is encouraged to attend the annual meeting of shareholders. All of the Funds’ directors attended the May 2009 annual meetings of shareholders, with the exception of Mr. Partain, who was excused due to illness.

Shareholder Proposals. Any shareholder proposal to be considered for inclusion in each Fund’s proxy statement and form of proxy for the 2011 annual meeting of shareholders should be received by the Secretary of the Fund no later than December 1, 2010. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, a Fund may solicit proxies in connection with the 2011 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of the Fund does not receive notice by February 14, 2011.

Solicitation of Proxies. Proxies will be solicited by mail. Proxies may be solicited by Fund personnel personally or by telephone, telegraph or mail, but such persons will not be specially compensated for such services. The Funds will inquire of any record holder known to be a broker, dealer, bank or other nominee as to whether other persons are the beneficial owners of shares held of record by such persons. If so, the Funds will supply additional copies of solicitation materials for forwarding to beneficial owners, and will make reimbursement for reasonable out-of-pocket costs. In addition, the Funds may hire a proxy solicitor to assist the Funds in the solicitation of proxies at a cost of approximately $1,500 per Fund, plus out-of-pocket expenses.

General. A list of shareholders of each Fund entitled to be present and vote at the annual meeting will be available at the offices of the Funds, 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606, for inspection by any shareholder during regular business hours for ten days prior to the date of the meeting.

Failure of a quorum to be present at the annual meeting will necessitate adjournment and will give rise to additional expense.

ALL SHAREHOLDERS ARE REQUESTED TO SIGN, DATE AND MAIL PROXIES PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

March 31, 2010

Exhibit A

DNP SELECT INCOME FUND INC.

DTF TAX-FREE INCOME INC.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

(adopted February 23, 2010)

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors of each of DNP Select Income Fund Inc., DTF Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc. (each a “Fund” and, collectively, the “Funds”)(1) is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Fund. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the Audit Committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy (this “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

(1)

This Joint Audit Committee Pre-Approval Policy has been adopted by the Audit Committee of each Fund. Solely for the sake of clarity and simplicity, this Joint Audit Committee Pre-Approval Policy has been drafted as if there is a single Fund, a single Audit Committee and a single Board. The terms “Audit Committee” and “Board” mean the Audit Committee and Board of each Fund, respectively, unless the context otherwise requires. The Audit Committee and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

Under the SEC’s rules, the Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the Fund’s investment adviser and other affiliated entities that provide ongoing services to the Fund if the independent accountant’s services to those affiliated entities have a direct impact on the Fund’s operations or financial reporting.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the appropriate ratio between the total amount of fees for audit, audit-related and tax services (including any audit-related or tax service fees for affiliates that are subject to pre-approval) and the total amount of fees for certain permissible non-audit services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

The appendices to this Policy describe the audit, audit-related, tax and “all other” services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of this Policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members who are independent directors. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. In accordance with the foregoing provisions, the Audit Committee has delegated pre-approval authority to its chairman, since under the Audit Committee’s charter each member of the Audit Committee, including the chairman, is required to be an independent director.

III. Audit Services

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the audit services engagement as necessary, but no less than on a semiannual basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. Other audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under form N-SAR.

The Audit Committee has pre-approved the audit-related services in Appendix B. All other audit-related services not listed in Appendix B must be specifically pre-approved by the Audit Committee.

V. Tax Services

The Audit Committee believes that the independent auditor can provide tax services to the Fund such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Fund’s Administrator or outside counsel to determine that the tax planning and reporting positions are consistent with this Policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the tax services in Appendix C. All tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provided by the independent auditor to any executive officer or director of the Fund, in his or her individual capacity, where such services are paid for by the Fund.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the “all other” services in Appendix D. Permissible “all other” services not listed in Appendix D must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. (Note that separate amounts may be specified for services to the Fund and for services to other affiliated entities that are subject to pre-approval.) Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for audit, audit-related and tax services for the Fund (including any audit-related or tax services fees for affiliates that are subject to pre-approval), and the total amount of fees for services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Fund’s Administrator and must include a detailed description of the services to be rendered. The Administrator will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Fund’s Administrator, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Administrator to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this Policy. The Administrator will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Administrator and any member of management will immediately report to the Chairman of the Audit Committee any breach of this Policy that comes to their attention.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Fund, consistent with applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussing with the independent auditor its methods and procedures for ensuring independence.

Appendix A

Pre-Approved Audit Services for Fiscal Year Ending in 2010

Dated: February 23, 2010

	Range of Fees(1)
Service	DNP	DTF	DUC	Affiliates(2)
1. Services required under generally accepted auditing standards to perform the audit of the annual financial statements of the Fund, including performance of tax qualification tests relating to the Fund’s regulated investment company status and issuance of an internal control letter for the Fund’s Form N-SAR	(3)	(3)	(3)	N/A

2. Reading of the Fund’s semi-annual financial statements	(4)	(4)	(4)	N/A

3. Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters	(4)	(4)	(4)	N/A

4. Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit-related” services rather than “audit” services)	(4)	(4)	(4)	N/A

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)

The fee for this pre-approved service is not shown in the table because the 2010 engagement letter has not yet been finalized. The comparable fee for this service for the fiscal year ended in 2009 was $65,000 for DNP, $47,000 for DTF and $49,000 for DUC. When the fee is determined in connection with the finalization and signing of the 2010 engagement letter, such fee will become part of this Pre-Approval Policy.

(4)

Fees for services designated with a (4) shall either be included in the fee approved for item 1 of this Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (4) in Appendices A and B may not exceed 10% of the fee approved for item 1 of this Appendix A.

Appendix B

Pre-Approved Audit-Related Services for Fiscal Year Ending in 2010

Dated: February 23, 2010

	Range of Fees(1)
Service	DNP	DTF	DUC	Affiliates(2)
1. Issuance of annual agreed-upon procedures letters relating to the preferred stock or commercial paper, if any, issued by the Fund	(3)	(3)	(3)	N/A

2. Agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters	(4)	(4)	(4)	N/A

3. Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)	(4)	(4)	(4)	N/A

4. General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	(4)	(4)	(4)	N/A

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)

The fee for this pre-approved service is not shown in the table because the 2010 engagement letter has not yet been finalized. The comparable fee for this service for the fiscal year ended in 2009 was $7,000 for DNP, $3,400 for DTF and $3,400 for DUC. When the fee is determined in connection with the finalization and signing of the 2010 engagement letter, such fee will become part of this Pre-Approval Policy.

(4)

Fees for services designated with a (4) shall either be included in the fee approved for item 1 of Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (4) in Appendices A and B may not exceed 10% of the fee approved for item 1 of Appendix A.

Appendix C

Pre-Approved Tax Services for Fiscal Year Ending in 2010

Dated: February 23, 2010

	Range of Fees(1)
Service	DNP	DTF	DUC	Affiliates(2)
1. Preparation of federal and state tax returns, including excise tax returns, and review of required distributions to avoid excise tax	(3)	(3)	(3)	N/A

2. Consultations with the Fund’s management as to the tax treatment of transactions or events	(4)	(4)	(4)	N/A

3. Tax advice and assistance regarding statutory, regulatory or administrative developments	(5)	(5)	(5)	N/A

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)

The fee for this pre-approved service is not shown in the table because the 2010 engagement letter has not yet been finalized. The comparable fee for this service for the fiscal year ended in 2009 was $15,900 for DNP, $4,900 for DTF and $4,900 for DUC. When the fee is determined in connection with the finalization and signing of the 2010 engagement letter, such fee will become part of this Pre-Approval Policy.

(4)

The fee for this pre-approved service is not shown in the table because the 2010 engagement letter has not yet been finalized. The comparable fee for this service for the fiscal year ended in 2009 was $0 for DNP, DTF and DUC, but it is likely that the fee for 2010 will be $1,000 for DNP and $0 for DTF and DUC. When the fee is determined in connection with the finalization and signing of the 2010 engagement letter, such fee will become part of this Pre-Approval Policy.

(5)

Fees for services designated with a (5) shall either be included in the fee approved for item 1 of this Appendix C or may be separately charged, provided that the aggregate separate charges for all services designated with a (5) in this Appendix C may not exceed 10% of the fee approved for item 1 of this Appendix C.

Appendix D

Pre-Approved “All Other” Services for Fiscal Year Ending in 2010

Dated: February 23, 2010

Range of Fees(1)
Service	DNP	DTF	DUC	Affiliates(2)
None

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

Appendix E

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

DTF TAX-FREE INCOME INC.

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 6, 2010

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of DTF Tax-Free Income Inc. (the “Fund”), a Maryland corporation, hereby appoints T. Brooks Beittel and Alan M. Meder and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the annual meeting of shareholders to be held at the offices of Duff & Phelps Investment Management Co., 200 S. Wacker Drive, Suite 500, Chicago, Illinois, on May 6, 2010 at 8:00 a.m. (the “Annual Meeting”) and at any and all adjournments thereof, and thereat to vote all shares of Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

If more than one of the proxies, or their substitute, are present at the Annual Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked herein by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED HEREIN AND, IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be signed and dated on the reverse side.)

ANNUAL MEETING OF SHAREHOLDERS OF

DTF TAX-FREE INCOME INC.

May 6, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at www.DTFfund.com/proxy

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

iPlease detach along perforated line and mail in the envelope provided.i

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS. PLEASE

SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN

BLUE OR BLACK INK AS SHOWN HERE ☒

1a.	Election of Directors:				2.	Upon any and all other business which may come before the Annual Meeting or any adjournment thereof.

NOMINEE:
☐	FOR ALL NOMINEES	O Robert J. Genetski O Philip R. McLoughlin O Nathan I. Partain	Class III Nominee Class III Nominee Class III Nominee
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: •

1b.	Not Applicable to this Fund.
The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Annual Meeting to be held on May 6, 2010.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.				☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

DTF TAX-FREE INCOME INC.

May 6, 2010

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at www.DTFfund.com/proxy

iPlease detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the internet.i

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS. PLEASE

SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN

BLUE OR BLACK INK AS SHOWN HERE  ☒

1a.	Election of Directors:				2.	Upon any and all other business which may come before the Annual Meeting or any adjournment thereof.

NOMINEE:
☐	FOR ALL NOMINEES	O Robert J. Genetski O Philip R. McLoughlin O Nathan I. Partain	Class III Nominee Class III Nominee Class III Nominee
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: •

1b.	Not Applicable to this Fund.
The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Annual Meeting to be held on May 6, 2010.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.				☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

YOUR VOTE IS IMPORTANT!

UNLESS YOU ARE VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

Your Proxy Vote is important!

And now you can Vote your Proxy by using the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. These savings can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand when voting.

2. Call toll-free 1-866-241-6192 or go to website: https://vote.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Please do not mail your Proxy Card if you vote by phone or by Internet.

Please detach at perforation before mailing.

PROXY	DTF TAX-FREE INCOME INC.	PROXY

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 6, 2010

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of shares of Preferred Stock of DTF Tax-Free Income Inc. (the “Fund”), a Maryland corporation, hereby appoints T. Brooks Beittel and Alan M. Meder and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held at the offices of Duff & Phelps Investment Management Co., 200 S. Wacker Drive, Suite 500, Chicago, Illinois, on May 6, 2010 at 8:00 a.m. (the “Annual Meeting”) and at any and all adjournments thereof, and there at to vote all shares of Preferred Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

If more than one of the proxies, or their substitute, are present at the Annual Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked herein by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED HEREIN AND, IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-866-241-6192

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Meeting, proxy statement and proxy card are available at www.DTFfund.com/proxy

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature

Signature of joint owner, if any

Date

YOUR VOTE IS IMPORTANT!

UNLESS YOU ARE VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

Please detach at perforation before mailing.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ¢

1a.	ELECTION OF DTF DIRECTORS	FOR ALL	WITHHOLD ALL	ALL EXCEPT

Class III Nominees

	01. Robert J. Genetski 02. Philip R. McLoughlin 03. Nathan Partain	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

1b. Not Applicable to this Fund.

2. Upon any and all other business which may come before the Annual Meeting or any adjournment thereof.

You can now access your DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC. account online.

Access your DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC. account online via Investor ServiceDirect® (ISD).

BNY Mellon Shareowner Services, the transfer agent for DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC., now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form

Visit us on the web at http://www.bnymellon.com/shareowner/isd

For Technical Assistance Call 1-877-978-7778 between 9am-7pm

Monday-Friday Eastern Time

Investor ServiceDirect®

Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

i FOLD AND DETACH HERE i

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

ANNUAL MEETING OF SHAREHOLDERS – MAY 6, 2010

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC. (the “Fund”), a Maryland corporation, hereby appoints T. Brooks Beittel and Alan M. Meder and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the annual meeting of shareholders to be held at the offices of Duff & Phelps Investment Management Co., 200 S. Wacker Drive, Suite 500, Chicago, Illinois, on May 6, 2010 at 8:00 a.m. (the “Annual Meeting”) and at any and all adjournments thereof, and thereat to vote all shares of Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

If more than one of the proxies, or their substitute, are present at the Annual Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked herein by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED HEREIN AND, IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

(Continued and to be signed and dated on reverse side)

Address Change/Comments	BNY MELLON SHAREOWNER SERVICES
(Mark the corresponding box on the reverse side)	P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

DUFF & PHELPS UTILITY AND

CORPORATE BOND TRUST INC.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at www.DUCfund.com/proxy

i FOLD AND DETACH HERE i

Please Vote, Date, and Sign and Return Promptly in Enclosed Envelope.		Please mark your vote as indicated in this example	☒

1.	Authority to vote for the election as Directors, the nominees listed below:	2.	Upon any and all other business which may come before the Annual Meeting or any adjournment thereof.

FOR all nominees listed below	☐	WITHHOLD AUTHORITY to vote for all nominees listed below	☐	*EXCEPTIONS	☐	The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Annual Meeting to be held on May 6, 2010.

Class II Nominees: 01 Robert J. Genetski, 02 Philip R. McLoughlin and 03 Nathan I. Partain

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)

*Exceptions	Mark Here for Address Change or Comments SEE REVERSE	☐

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature	Signature	Date

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

ANNUAL MEETING OF SHAREHOLDERS – MAY 6, 2010

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of shares of Preferred Stock of DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC. (the “Fund”), a Maryland corporation, hereby appoints T. Brooks Beittel and Alan M. Meder and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the annual meeting of shareholders to be held at the offices of Duff & Phelps Investment Management Co., 200 S. Wacker Drive, Suite 500, Chicago, Illinois, on May 6, 2010 at 8:00 a.m. (the “Annual Meeting”) and at any and all adjournments thereof, and thereat to vote all shares of Preferred Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

If more than one of the proxies, or their substitute, are present at the Annual Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked herein by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED HEREIN AND, IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at www.DUCfund.com/proxy

PLEASE VOTE, DATE AND SIGN ON
OTHER SIDE AND RETURN PROMPTLY IN
ENCLOSED ENVELOPE.

(Continued and to be signed and dated on reverse side)

i DETACH PROXY CARD HERE i

Please Vote, Date, and Sign and Return Promptly in Enclosed Envelope.	☒ Votes must be indicated (x) in Black or Blue ink.

1a. Not Applicable to this Fund.		2. Upon any and all other business which may come before the Annual Meeting or any adjournment thereof.

1b. Authority to vote for the election as Directors, the nominees listed below:

FOR ☐ all nominees listed below	WITHHOLD ☐ AUTHORITY to vote for all nominees listed below	*EXCEPTIONS ☐	The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Annual Meeting to be held on May 6, 2010.

Class II Nominees: Robert J. Genetski, Philip R. McLoughlin and Nathan I. Partain

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)

	To change your address, please mark this box.	☐

*Exceptions	To include any comments, please mark this box.	☐

SCAN LINE

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Date Share Owner sign here Co-Owner sign here